Exhibit 99.2

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 is presented as if the acquisition of the Brookline Property had been consummated and leased as of January 1, 2004.

     This pro forma consolidated statement should be read in conjunction with the Hersha and Brookline Property historical financial statements and notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisitions have been made based on management’s best estimates.

     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of Hersha would have been assuming such acquisition had been completed as of January 1, 2004, nor is it indicative of the results of operations for future periods.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004

(Unaudited, Dollar Amounts in Thousands Except per Share Data)

	(A)	(B)
	Hersha	Brookline
	Hospitality Trust	Property	Combined	Adjustments		Pro Forma
Revenue:
Percentage Lease Revenues — HHMLP	$1,192	$—	$1,192	$—		$1,192
Hotel Operating Revenues	49,370	7,817	57,187	—		57,187

Total Revenue	50,562	7,817	58,379	—		58,379
Operating Expenses:
Hotel Operating Expenses	31,557	3,635	35,192	—		35,192
Land Lease	779	—	779	39	(C)	818
Real Estate and Personal Property Taxes and Property Insurance	3,264	424	3,688	—		3,688
General and Administrative	3,200	435	3,635	—		3,635
Unrecognized Gain on Derivative	62	—	62	—		62
Depreciation and Amortization	7,194	1,336	8,530	385	(C)	8,915

Total Operating Expenses	46,056	5,830	51,886	424		52,310

Operating Loss	4,506	1,987	6,493	(424)		6,069

Interest Income	241	—	241	—		241
Interest Income — Secured Loans Related Party	1,498	—	1,498	—		1,498
Interest Income — Secured Loans	693	—	693	—		693
Other Revenue	176	—	176	—		176
Interest Expense	(6,130)	(1,206)	(7,336)	(1,560	) (D)	(8,896)

Income (Loss) from continuing operations before income (loss) from joint venture investments, distributions to preferred unit holders and minority interests	984	781	1,765	(1,984)		(219)
Income from Unconsolidated Joint Venture Investments	481	—	481	—		481

Income (Loss) from continuing operations before distributions to preferred unit holders and minority interests	1,465	781	2,246	(1,984)		262
Distributions to Preferred Unitholders	(499)	—	(499)	—		(499)
Income (Loss) Allocated to Minority Interest in Continuing Operations	(126)	—	(126)	187	(E)	61

Income (Loss) from Continuing Operations	$840	$781	$1,621	$(1,797)		$(176)

Earnings Per Share from Continuing Operations
Basic	$0.05					$(0.01)

Diluted	$0.05					$(0.01)

Weighted Average Common Shares Outstanding
Basic	16,391,805					16,391,805
Diluted	19,401,636					19,401,636

See notes to pro forma consolidated statement of operations

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s audited Consolidated Statement of Operations for the year ended December 31, 2004 as filed on Form 10-K, excluding discontinued operations.

(B)	Represents the historical statement of operations for the Brookline Property for the year ended December 31, 2004 included in the audited financial statements of Webster Street Hotel, LLC.

(C)	Represents the adjustment to reflect the estimated depreciation on the property of the Brookline Property after the allocation of purchase price, net of the amounts recorded for depreciation in the historical statement of operations for the Brookline Property. This adjustment also reflects the amortization of purchase price allocated to an interest in a land lease, which is recorded as land lease expense. Depreciation and amortization are computed using the straight-line method and are based upon the estimated useful life of the asset. The pro forma adjustment is as follows:

	Purchase Price		Depreciation
	Allocated	Life	Expense
Building	$47,350	40	$1,184
Furniture & Fixtures	3,760	7	537

Total			$1,721
Less: Brookline Property historical depreciation			(1,336)

Pro forma depreciation			385

Land Lease amortization	$3,570	91	$39

Pro Forma Adjustment			$424

(D)	Represents the adjustment to reflect the estimated annual interest expense for the Brookline Property on proceeds from the mortgage payable and borrowings under the line of credit facility to finance the acquisition, net of interest expense included in the historical statement of operations for the Brookline Property. Included in the adjustment is amortization of deferred loan costs of $134 over the ten year term of the loan. The pro forma adjustment is as follows:

		Weighted	Estimated
		Average	Interest
	Principal	Interest Rate	Expense
Mortgages Payable	$38,913	5.35%	2,082
Line of Credit	15,604	4.30%	671

Total			$2,753
Amortization of deferred loan costs			13
Less: Brookline Property historical interest expense			(1,206)

Pro Forma Adjustment			$1,560

(E)	Represents minority interest allocable to holders of units of limited partnership interest in our operating partnership. The cumulative minority interest effect of the Brookline Property is calculated by using the weighted average minority interest percentage of 15.5% for the year ended December 31, 2004, as follows:

Historical Brookline Property Net Income	$(781)
Depreciation and Amortization Pro Forma Adjustment	424
Interest Expense Pro Forma Adjustment	1,560

Total	$1,203
Minority Interest Percentage	15.5%

Pro Forma Minority Interest Adjustment	$187

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005 is presented as if the acquisition of the Brookline Property occurred on March 31, 2005.

     This pro forma consolidated statement should be read in conjunction with the Hersha and Brookline Property historical financial statements and notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisition of the Brookline Property have been made based on management’s best estimate.

     The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of Hersha would have been assuming such acquisition had been completed as of March 31, 2005, nor is it indicative of future financial positions of Hersha.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

		(B)
	(A)	Brookline
	Historical	Property	Pro Forma
Assets:
Investment in Hotel Properties, net	$171,990	$51,110	$223,100
Due from Related Party	27,849	—	27,849
Other Assets (includes hotel held for sale of $18,806)	56,428	3,407	59,835

Total Assets	$256,267	$54,517	$310,784

Liabilities and Shareholders’ Equity:
Mortgages Payable	$97,395	$38,913	$136,308
Other Liabilities (includes debt related to hotel assets held for sale of $12,952)	25,359	15,604	40,963

Total Liabilities	122,754	54,517	177,271

Minority Interest:	18,174	—	18,174
Shareholders’ Equity:	115,339	—	115,339

Total Liabilities and Shareholders’ Equity	$256,267	$54,517	$310,784

See notes to pro forma consolidated balance sheet.

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents the unaudited Consolidated Balance Sheet of Hersha as of March 31, 2005 as filed on Form 10-Q.

(B)	Represents the purchase of the Brookline Property as if it had occurred on March 31, 2005 for $54,500 plus transaction expenses. The source of funding for the acquisition was a mortgage payable of $38,913; borrowings under Hersha’s existing line of credit of $15,604; and cash of $1,268.

The following are based on a preliminary allocation of purchase price and cash paid in the acquisition:

Building	47,350
Furniture and Fixtures	3,760

Investment in Hotel Properties	$51,110

Deferred Costs, net	$133
Escrow Deposits	509
Land Leasehold	3,570
Other Assets	463
Cash and Cash Equivalents	(1,268)

Other Assets	$3,407

Included in Other Assets is purchase price allocated to an interest in a land lease in the amount of $3,570. The land lease has 91 years remaining and all future lease payments have been prepaid.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2005 is presented as if the acquisition of the Brookline Property had been consummated and leased as of January 1, 2005.

     This pro forma consolidated statement should be read in conjunction with the Hersha and Brookline Property historical financial statements and notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisitions have been made based on management’s best estimate.

     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of Hersha would have been assuming such acquisition had been completed as of January 1, 2005, nor is it indicative of the results of operations for future periods.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

		(B)
	(A)	Brookline
	Historical	Property	Combined	Adjustments		Pro Forma
Revenue:
Percentage Lease Revenues — HHMLP	$—	$—	$—	$—		$—
Hotel Operating Revenues	12,800	1,554	14,354	—		14,354

Total Revenue	12,800	1,554	14,354	—		14,354
Operating Expenses:
Hotel Operating Expenses	9,278	834	10,112	—		10,112
Land Lease	183	—	183	10	(C)	193
Real Estate and Personal Property Taxes and Property Insurance	883	123	1,006	—		1,006
General and Administrative	990	80	1,070	—		1,070
Unrecognized Gain on Derivative	(4)	—	(4)	—		(4)
Depreciation and Amortization	1,963	305	2,268	125	(C)	2,393

Total Operating Expenses	13,293	1,342	14,635	135		14,770

Operating Loss	(493)	212	(281)	(135)		(416)

Interest Income	37	—	37	—		37
Interest Income — Secured Loans Related Party	1,000	—	1,000	—		1,000
Interest Income — Secured Loans	—	—	—	—		—
Other Revenue	27	—	27	—		27
Interest Expense	(1,875)	(321)	(2,196)	(427	) (D)	(2,623)

Loss from continuing operations before income (loss) from joint venture investments, distributions to preferred unit holders and minority interests	(1,304)	(109)	(1,413)	(562)		(1,975)
Income from Unconsolidated Joint Venture Investments	49	—	49	—		49

Loss from continuing operations before distributions to preferred unit holders and minority interests	(1,255)	(109)	(1,364)	(562)		(1,926)
Distributions to Preferred Unitholders	—	—	—	—		—
Loss Allocated to Minority Interest in Continuing Operations	261	—	261	82	(E)	343

Income from Continuing Operations	$(994)	$(109)	$(1,103)	$(480)		$(1,583)

Earnings Per Share from Continuing Operations
Basic	$(0.05)					$(0.08)

Diluted	$(0.05)					$(0.08)

Weighted Average Common Shares Outstanding
Basic	20,291,234					20,291,234
Diluted	23,133,671					23,133,671

See notes to pro forma consolidated statement of operations

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s Consolidated Statement of Operations for the three months ended March 31, 2005 as filed on Form 10-Q, excluding discontinued operations.

(B)	Represents the historical statement of operations for the Brookline Property for the three months ended March 31, 2005, included in the financial statements of Webster Street Hotel, LLC.

(C)	Represents the adjustment to reflect the estimated depreciation on property of the Brookline Property after the allocation of purchase price, net of the amounts recorded for depreciation in the historical statement of operations for the Brookline Property. This adjustment also reflects the amortization of purchase price allocated to an interest in a land lease, which is recorded as land lease expense. Depreciation and amortization are computed using the straight-line method and are based upon the estimated useful life of the asset. The pro forma adjustment is as follows:

	Purchase Price		Depreciation
	Allocated	Life	Expense
Building	$47,350	40	$296
Furniture & Fixtures	3,760	7	134

Total			$430
Less: Brookline Property historical depreciation			(305)

Pro forma depreciation			125

Land Lease amortization	$3,570	91	$10

Pro Forma Adjustment			$135

(D)	Represents the adjustment to reflect the estimated three month interest expense for the Brookline Property on proceeds from the mortgage payable and borrowings under the line of credit facility to finance the acquisition, net of interest expense included in the historical statement of operations for the Brookline Property. Included in the adjustment is amortization of deferred loan costs of $134 over the ten year term of the loan. The pro forma adjustment is as follows:

		Weighted Average	Estimated Interest
	Principal	Interest Rate	Expense
Mortgages Payable	$38,913	5.35%	521
Line of Credit	15,604	5.75%	224

Total			$745
Amortization of deferred loan costs			3
Less: Brookline Property historical interest expense			(321)

Pro Forma Adjustment			$427

(E)	Represents minority interest allocable to holders of units of limited partnership interest in our operating partnership. The cumulative minority interest effect of the Brookline Property is calculated by using the weighted average minority interest percentage of 12.3% for the three months ended March 31, 2005, as follows:

Historical Brookline Property Net Loss	$109
Depreciation and Amortization Pro Forma Adjustment	135
Interest Expense Pro Forma Adjustment	427

Total	$671
Minority Interest Percentage	12.3%

Pro Forma Minority Interest Adjustment	$82